UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): February 9, 2004


                          LINEAR TECHNOLOGY CORPORATION
             (Exact name of registrant as specified in its charter)

          Delaware                      0-14864                   94-2778785
(State or other jurisdiction    (Commission File Number)       (I.R.S. Employer
      of incorporation)                                      Identification No.)


                             1630 McCarthy Boulevard
                           Milpitas, California 95035
                    (Address of principal executive offices)

                                 (408) 432-1900
              (Registrant's telephone number, including area code)

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     (c)  Exhibits.


       Exhibit
       Number                                 Description
-----------------------    -----------------------------------------------------
        99.1               Text of press release, dated February 9, 2004, titled
                           "Linear   Technology   Announces  Increase  in  March
                           Quarter Guidance."

ITEM 9. REGULATION FD DISCLOSURE

         Attached hereto as Exhibit 99.1 and incorporated by reference herein is the text of Linear Technology Corporation's announcement regarding an update to forward-looking statements relating to its anticipated third quarter results as presented in a press release of February 9, 2004. The information in this report shall not be treated as filed for purposes of the Securities Exchange Act of 1934, as amended.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   LINEAR TECHNOLOGY CORPORATION
                                   (Registrant)


Date:    February 9, 2004          By:      /s/ Paul Coghlan
       ------------------          --------------------------------------------
                                    Paul Coghlan
                                    Vice President, Finance and
                                    Chief Financial Officer

                                  EXHIBIT INDEX

       Exhibit
       Number                                 Description
--------------------       -----------------------------------------------------
        99.1               Text of press release,  dated February 9, 2004 titled
                           "Linear   Technology   Announces  Increase  in  March
                           Quarter Guidance."